RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
June 30, 2020

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President,
Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Head of Global Marketing
& Client Communication
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of RenaissanceRe Europe AG (formerly known as Tokio Millennium Re AG), RenaissanceRe (UK) Limited (formerly known as Tokio Millennium Re (UK) Limited) and their subsidiaries (collectively, “TMR”). The three months ended June 30, 2019, was the first full period that reflected the results of TMR on the Company’s results of operations. This Financial Supplement should be read in that context.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S ("GAAP") including “operating income available to RenaissanceRe common shareholders,” “operating income available to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends," "retained investment result" and "retained fixed maturity and short term investments, at fair value." A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for "Comments on Regulation G."
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995; Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and prospectus supplement dated June 4, 2020.
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

Financial Highlights

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Highlights
Gross premiums written	$1,701,872	$2,025,721	$905,479	$861,068	$1,476,908	$3,727,593	$3,041,203
Underwriting income (loss)	$217,137	$64,079	$(65,157)	$(3,368)	$170,833	$281,216	$324,942

Net investment income	$89,305	$99,473	$112,138	$111,387	$118,588	$188,778	$200,682
Net realized and unrealized gains (losses) on investments	448,390	(110,707)	18,454	34,395	191,247	337,683	361,260
Total investment result	$537,695	$(11,234)	$130,592	$145,782	$309,835	$526,461	$561,942

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$575,845	$(81,974)	$33,773	$36,698	$367,854	$493,871	$641,571
Operating income available to RenaissanceRe common shareholders (1)	$190,076	$33,410	$12,623	$32,681	$198,839	$223,486	$352,447

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$12.64	$(1.89)	$0.77	$0.83	$8.36	$11.04	$14.82
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.63	$(1.89)	$0.77	$0.83	$8.35	$11.02	$14.81
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$4.06	$0.76	$0.28	$0.73	$4.47	$4.91	$8.05
Book value per common share	$134.27	$117.15	$120.53	$120.07	$119.17	$134.27	$119.17
Tangible book value per common share (1)	$128.71	$110.69	$114.03	$113.52	$112.57	$128.71	$112.57
Tangible book value per common share plus accumulated dividends (1)	$150.09	$131.72	$134.71	$133.86	$132.57	$150.09	$132.57
Change in tangible book value per common share plus change in accumulated dividends (1)	16.6%	(2.6)%	0.7%	1.1%	8.2%	13.5%	15.7%

Financial ratios
Combined ratio	78.5%	93.0%	106.7%	100.4%	81.3%	85.4%	77.8%
Return on average common equity - annualized	38.5%	(6.3)%	2.5%	2.8%	28.9%	17.1%	26.4%
Operating return on average common equity - annualized (1)	12.7%	2.6%	0.9%	2.5%	15.6%	7.8%	14.4%
Total investment return - annualized	11.8%	(0.1)%	3.1%	3.6%	8.0%	5.8%	7.3%
(1) See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

1

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Revenues
Gross premiums written	$1,701,872	$2,025,721	$905,479	$861,068	$1,476,908	$3,727,593	$3,041,203
Net premiums written	$1,180,803	$1,269,808	$725,367	$704,130	$1,022,965	$2,450,611	$1,951,996
(Increase) decrease in unearned premiums	(170,707)	(356,710)	244,758	202,618	(111,463)	(527,417)	(490,466)
Net premiums earned	1,010,096	913,098	970,125	906,748	911,502	1,923,194	1,461,530
Net investment income	89,305	99,473	112,138	111,387	118,588	188,778	200,682
Net foreign exchange (losses) gains	(7,195)	(5,728)	(1,126)	(8,275)	9,309	(12,923)	6,463
Equity in earnings of other ventures	9,041	4,564	5,874	5,877	6,812	13,605	11,473
Other (loss) income	(1,201)	(4,436)	(160)	1,016	922	(5,637)	4,093
Net realized and unrealized gains (losses) on investments	448,390	(110,707)	18,454	34,395	191,247	337,683	361,260
Total revenues	1,548,436	896,264	1,105,305	1,051,148	1,238,380	2,444,700	2,045,501
Expenses
Net claims and claim expenses incurred	510,272	570,954	762,093	654,520	453,373	1,081,226	680,408
Acquisition expenses	233,610	210,604	208,618	202,181	227,482	444,214	351,433
Operational expenses	49,077	67,461	64,571	53,415	59,814	116,538	104,747
Corporate expenses	11,898	15,991	17,642	13,844	23,847	27,889	62,636
Interest expense	11,842	14,927	15,496	15,580	15,534	26,769	27,288
Total expenses	816,699	879,937	1,068,420	939,540	780,050	1,696,636	1,226,512
Income before taxes	731,737	16,327	36,885	111,608	458,330	748,064	818,989
Income tax (expense) benefit	(29,875)	8,846	3,455	(3,664)	(9,475)	(21,029)	(17,006)
Net income	701,862	25,173	40,340	107,944	448,855	727,035	801,983
Net (income) loss attributable to redeemable noncontrolling interests	(118,728)	(98,091)	2,622	(62,057)	(71,812)	(216,819)	(142,034)
Net income (loss) attributable to RenaissanceRe	583,134	(72,918)	42,962	45,887	377,043	510,216	659,949
Dividends on preference shares	(7,289)	(9,056)	(9,189)	(9,189)	(9,189)	(16,345)	(18,378)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$575,845	$(81,974)	$33,773	$36,698	$367,854	$493,871	$641,571

2

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Assets
Fixed maturity investments trading, at fair value	$12,495,135	$11,045,801	$11,171,655	$11,386,228	$10,479,666
Short term investments, at fair value	5,570,804	5,263,242	4,566,277	4,116,156	4,579,171
Equity investments trading, at fair value	470,087	360,444	436,931	379,422	273,646
Other investments, at fair value	1,093,338	1,058,714	1,087,377	962,109	955,437
Investments in other ventures, under equity method	94,285	90,396	106,549	103,978	100,396
Total investments	19,723,649	17,818,597	17,368,789	16,947,893	16,388,316
Cash and cash equivalents	1,185,844	896,216	1,379,068	871,251	670,626
Premiums receivable	3,519,965	3,105,441	2,599,896	2,799,954	3,140,688
Prepaid reinsurance premiums	1,266,203	1,151,926	767,781	972,047	1,158,534
Reinsurance recoverable	2,774,358	2,765,583	2,791,297	2,438,299	2,865,150
Accrued investment income	70,004	73,496	72,461	73,509	76,949
Deferred acquisition costs and value of business acquired	734,286	739,875	663,991	708,258	780,756
Receivable for investments sold	648,458	341,786	78,369	225,147	395,787
Other assets	298,396	312,523	346,216	344,593	344,938
Goodwill and other intangibles	258,591	260,076	262,226	263,259	265,217
Total assets	$30,479,754	$27,465,519	$26,330,094	$25,644,210	$26,086,961
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$9,365,469	$9,406,707	$9,384,349	$8,602,437	$8,484,848
Unearned premiums	3,549,641	3,245,914	2,530,975	2,967,535	3,362,520
Debt	1,135,216	1,134,695	1,384,105	1,383,498	1,382,890
Reinsurance balances payable	4,094,027	3,775,375	2,830,691	2,910,601	3,280,048
Payable for investments purchased	1,259,116	636,136	225,275	654,685	554,696
Other liabilities	342,014	351,320	932,024	395,186	396,651
Total liabilities	19,745,483	18,550,147	17,287,419	16,913,942	17,461,653
Redeemable noncontrolling interest	3,387,099	3,231,846	3,071,308	2,779,033	2,712,466
Shareholders' Equity
Preference shares	525,000	525,000	650,000	650,000	650,000
Common shares	50,811	44,034	44,148	44,152	44,162
Additional paid-in capital	1,602,738	502,608	568,277	560,166	552,210
Accumulated other comprehensive (loss) income	(3,066)	(1,664)	(1,939)	4,988	(3,869)
Retained earnings	5,171,689	4,613,548	4,710,881	4,691,929	4,670,339
Total shareholders' equity attributable to RenaissanceRe	7,347,172	5,683,526	5,971,367	5,951,235	5,912,842
Total liabilities, noncontrolling interests and shareholders' equity	$30,479,754	$27,465,519	$26,330,094	$25,644,210	$26,086,961

Book value per common share	$134.27	$117.15	$120.53	$120.07	$119.17

3

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended June 30, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,042,536	$659,336	$—	$1,701,872
Net premiums written	$704,138	$476,665	$—	$1,180,803
Net premiums earned	$491,116	$518,980	$—	$1,010,096
Net claims and claim expenses incurred	164,050	346,266	(44)	510,272
Acquisition expenses	94,772	138,837	1	233,610
Operational expenses	31,656	17,422	(1)	49,077
Underwriting income	$200,638	$16,455	$44	$217,137

Net claims and claim expenses incurred - current accident year	$170,614	$355,064	$—	$525,678
Net claims and claim expenses incurred - prior accident years	(6,564)	(8,798)	(44)	(15,406)
Net claims and claim expenses incurred - total	$164,050	$346,266	$(44)	$510,272

Net claims and claim expense ratio - current accident year	34.7%	68.4%		52.0%
Net claims and claim expense ratio - prior accident years	(1.3)%	(1.7)%		(1.5)%
Net claims and claim expense ratio - calendar year	33.4%	66.7%		50.5%
Underwriting expense ratio	25.7%	30.1%		28.0%
Combined ratio	59.1%	96.8%		78.5%

	Three months ended June 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$839,200	$637,708	$—	$1,476,908
Net premiums written	$544,115	$478,850	$—	$1,022,965
Net premiums earned	$425,013	$486,489	$—	$911,502
Net claims and claim expenses incurred	146,874	306,501	(2)	453,373
Acquisition expenses	89,711	137,963	(192)	227,482
Operational expenses	36,764	23,016	34	59,814
Underwriting income	$151,664	$19,009	$160	$170,833

Net claims and claim expenses incurred - current accident year	$136,111	$317,029	$—	$453,140
Net claims and claim expenses incurred - prior accident years	10,763	(10,528)	(2)	233
Net claims and claim expenses incurred - total	$146,874	$306,501	$(2)	$453,373

Net claims and claim expense ratio - current accident year	32.0%	65.2%		49.7%
Net claims and claim expense ratio - prior accident years	2.6%	(2.2)%		—%
Net claims and claim expense ratio - calendar year	34.6%	63.0%		49.7%
Underwriting expense ratio	29.7%	33.1%		31.6%
Combined ratio	64.3%	96.1%		81.3%

4

Underwriting and Reserves
Consolidated Segment Underwriting Results

	Six months ended June 30, 2020
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$2,263,062	$1,464,531	$—	$3,727,593
Net premiums written	$1,378,719	$1,071,892	$—	$2,450,611
Net premiums earned	$912,451	$1,010,743	$—	$1,923,194
Net claims and claim expenses incurred	308,902	772,475	(151)	1,081,226
Acquisition expenses	180,123	264,090	1	444,214
Operational expenses	75,663	40,876	(1)	116,538
Underwriting income (loss)	$347,763	$(66,698)	$151	$281,216

Net claims and claim expenses incurred - current accident year	$301,458	$781,274	$—	$1,082,732
Net claims and claim expenses incurred - prior accident years	7,444	(8,799)	(151)	(1,506)
Net claims and claim expenses incurred - total	$308,902	$772,475	$(151)	$1,081,226

Net claims and claim expense ratio - current accident year	33.0%	77.3%		56.3%
Net claims and claim expense ratio - prior accident years	0.9%	(0.9)%		(0.1)%
Net claims and claim expense ratio - calendar year	33.9%	76.4%		56.2%
Underwriting expense ratio	28.0%	30.2%		29.2%
Combined ratio	61.9%	106.6%		85.4%

	Six months ended June 30, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,871,584	$1,169,619	$—	$3,041,203
Net premiums written	$1,108,345	$843,651	$—	$1,951,996
Net premiums earned	$715,758	$745,772	$—	$1,461,530
Net claims and claim expenses incurred	202,957	477,434	17	680,408
Acquisition expenses	143,450	208,175	(192)	351,433
Operational expenses	65,308	39,405	34	104,747
Underwriting income	$304,043	$20,758	$141	$324,942

Net claims and claim expenses incurred - current accident year	$190,317	$494,164	$—	$684,481
Net claims and claim expenses incurred - prior accident years	12,640	(16,730)	17	(4,073)
Net claims and claim expenses incurred - total	$202,957	$477,434	$17	$680,408

Net claims and claim expense ratio - current accident year	26.6%	66.3%		46.8%
Net claims and claim expense ratio - prior accident years	1.8%	(2.3)%		(0.2)%
Net claims and claim expense ratio - calendar year	28.4%	64.0%		46.6%
Underwriting expense ratio	29.1%	33.2%		31.2%
Combined ratio	57.5%	97.2%		77.8%

5

Underwriting and Reserves
Segment Underwriting Results

	Three months ended
Property Segment	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Gross premiums written	$1,042,536	$1,220,526	$245,001	$314,400	$839,200
Net premiums written	$704,138	$674,581	$242,932	$302,982	$544,115
Net premiums earned	$491,116	$421,335	$467,404	$444,332	$425,013
Net claims and claim expenses incurred	164,050	144,852	424,207	338,260	146,874
Acquisition expenses	94,772	85,351	90,790	79,521	89,711
Operational expenses	31,656	44,007	39,469	34,238	36,764
Underwriting income (loss)	$200,638	$147,125	$(87,062)	$(7,687)	$151,664

Net claims and claim expenses incurred - current accident year	$170,614	$130,844	$432,160	$345,880	$136,111
Net claims and claim expenses incurred - prior accident years	(6,564)	14,008	(7,953)	(7,620)	10,763
Net claims and claim expenses incurred - total	$164,050	$144,852	$424,207	$338,260	$146,874

Net claims and claim expense ratio - current accident year	34.7%	31.1%	92.5%	77.8%	32.0%
Net claims and claim expense ratio - prior accident years	(1.3)%	3.3%	(1.7)%	(1.7)%	2.6%
Net claims and claim expense ratio - calendar year	33.4%	34.4%	90.8%	76.1%	34.6%
Underwriting expense ratio	25.7%	30.7%	27.8%	25.6%	29.7%
Combined ratio	59.1%	65.1%	118.6%	101.7%	64.3%

	Three months ended
Casualty and Specialty Segment	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Gross premiums written	$659,336	$805,195	$660,478	$546,668	$637,708
Net premiums written	$476,665	$595,227	$482,435	$401,148	$478,850
Net premiums earned	$518,980	$491,763	$502,721	$462,416	$486,489
Net claims and claim expenses incurred	346,266	426,209	338,104	316,099	306,501
Acquisition expenses	138,837	125,253	117,849	122,654	137,963
Operational expenses	17,422	23,454	25,943	19,198	23,016
Underwriting income (loss)	$16,455	$(83,153)	$20,825	$4,465	$19,009

Net claims and claim expenses incurred - current accident year	$355,064	$426,210	$342,268	$319,087	$317,029
Net claims and claim expenses incurred - prior accident years	(8,798)	(1)	(4,164)	(2,988)	(10,528)
Net claims and claim expenses incurred - total	$346,266	$426,209	$338,104	$316,099	$306,501

Net claims and claim expense ratio - current accident year	68.4%	86.7%	68.1%	69.0%	65.2%
Net claims and claim expense ratio - prior accident years	(1.7)%	—%	(0.8)%	(0.6)%	(2.2)%
Net claims and claim expense ratio - calendar year	66.7%	86.7%	67.3%	68.4%	63.0%
Underwriting expense ratio	30.1%	30.2%	28.6%	30.6%	33.1%
Combined ratio	96.8%	116.9%	95.9%	99.0%	96.1%

6

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended June 30, 2020			Three months ended June 30, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$711,786	$330,750	$1,042,536	$602,656	$236,544	$839,200
Net premiums written	$391,350	$312,788	$704,138	$319,128	$224,987	$544,115
Net premiums earned	$245,518	$245,598	$491,116	$222,527	$202,486	$425,013
Net claims and claim expenses incurred	22,511	141,539	164,050	37,757	109,117	146,874
Acquisition expenses	31,727	63,045	94,772	35,079	54,632	89,711
Operational expenses	25,653	6,003	31,656	28,837	7,927	36,764
Underwriting income	$165,627	$35,011	$200,638	$120,854	$30,810	$151,664

Net claims and claim expenses incurred - current accident year	$37,528	$133,086	$170,614	$38,175	$97,936	$136,111
Net claims and claim expenses incurred - prior accident years	(15,017)	8,453	(6,564)	(418)	11,181	10,763
Net claims and claim expenses incurred - total	$22,511	$141,539	$164,050	$37,757	$109,117	$146,874

Net claims and claim expense ratio - current accident year	15.3%	54.2%	34.7%	17.2%	48.4%	32.0%
Net claims and claim expense ratio - prior accident years	(6.1)%	3.4%	(1.3)%	(0.2)%	5.5%	2.6%
Net claims and claim expense ratio - calendar year	9.2%	57.6%	33.4%	17.0%	53.9%	34.6%
Underwriting expense ratio	23.3%	28.1%	25.7%	28.7%	30.9%	29.7%
Combined ratio	32.5%	85.7%	59.1%	45.7%	84.8%	64.3%

	Six months ended June 30, 2020			Six months ended June 30, 2019
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,647,976	$615,086	$2,263,062	$1,447,869	$423,715	$1,871,584
Net premiums written	$868,807	$509,912	$1,378,719	$763,144	$345,201	$1,108,345
Net premiums earned	$466,173	$446,278	$912,451	$402,764	$312,994	$715,758
Net claims and claim expenses incurred	20,417	288,485	308,902	23,763	179,194	202,957
Acquisition expenses	60,434	119,689	180,123	59,406	84,044	143,450
Operational expenses	61,198	14,465	75,663	52,449	12,859	65,308
Underwriting income	$324,124	$23,639	$347,763	$267,146	$36,897	$304,043

Net claims and claim expenses incurred - current accident year	$60,910	$240,548	$301,458	$41,665	$148,652	$190,317
Net claims and claim expenses incurred - prior accident years	(40,493)	47,937	7,444	(17,902)	30,542	12,640
Net claims and claim expenses incurred - total	$20,417	$288,485	$308,902	$23,763	$179,194	$202,957

Net claims and claim expense ratio - current accident year	13.1%	53.9%	33.0%	10.3%	47.5%	26.6%
Net claims and claim expense ratio - prior accident years	(8.7)%	10.7%	0.9%	(4.4)%	9.8%	1.8%
Net claims and claim expense ratio - calendar year	4.4%	64.6%	33.9%	5.9%	57.3%	28.4%
Underwriting expense ratio	26.1%	30.1%	28.0%	27.8%	30.9%	29.1%
Combined ratio	30.5%	94.7%	61.9%	33.7%	88.2%	57.5%

7

Underwriting and Reserves
Gross Premiums Written

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Property Segment
Catastrophe	$711,786	$936,190	$44,824	$102,779	$602,656	$1,647,976	$1,447,869
Other property	330,750	284,336	200,177	211,621	236,544	615,086	423,715
Property segment gross premiums written	$1,042,536	$1,220,526	$245,001	$314,400	$839,200	$2,263,062	$1,871,584

Casualty and Specialty Segment
General casualty (1)	$206,666	$246,667	$197,338	$191,447	$258,357	453,333	411,691
Professional liability (2)	222,737	230,487	189,838	151,754	167,206	453,224	316,583
Financial lines (3)	101,635	147,079	126,983	111,459	91,202	248,714	218,558
Other (4)	128,298	180,962	146,319	92,008	120,943	309,260	222,787
Casualty and Specialty segment gross premiums written	$659,336	$805,195	$660,478	$546,668	$637,708	$1,464,531	$1,169,619

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

8

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
June 30, 2020
Property	$1,095,511	$1,650,244	$842,395	$3,588,150
Casualty and Specialty	1,682,299	127,588	3,967,100	5,776,987
Other	332	—	—	332
Total	$2,778,142	$1,777,832	$4,809,495	$9,365,469

March 31, 2020
Property	$1,095,840	$1,707,754	$958,827	$3,762,421
Casualty and Specialty	1,644,402	105,505	3,894,049	5,643,956
Other	330	—	—	330
Total	$2,740,572	$1,813,259	$4,852,876	$9,406,707

December 31, 2019
Property	$1,253,406	$1,631,223	$1,189,221	$4,073,850
Casualty and Specialty	1,596,426	129,720	3,583,913	5,310,059
Other	440	—	—	440
Total	$2,850,272	$1,760,943	$4,773,134	$9,384,349

September 30, 2019
Property	$1,170,009	$1,493,600	$916,314	$3,579,923
Casualty and Specialty	1,475,505	151,555	3,389,344	5,016,404
Other	2,944	—	3,166	6,110
Total	$2,648,458	$1,645,155	$4,308,824	$8,602,437

June 30, 2019
Property	$1,191,810	$1,635,595	$791,628	$3,619,033
Casualty and Specialty	1,450,805	128,701	3,280,133	4,859,639
Other	3,010	—	3,166	6,176
Total	$2,645,625	$1,764,296	$4,074,927	$8,484,848

9

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended June 30, 2020			Three months ended June 30, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,406,707	$2,765,583	$6,641,124	$8,391,484	$2,908,343	$5,483,141
Incurred claims and claim expenses
Current year	650,900	125,222	525,678	525,838	72,698	453,140
Prior years	(3,674)	11,732	(15,406)	226,218	225,985	233
Total incurred claims and claim expenses	647,226	136,954	510,272	752,056	298,683	453,373
Paid claims and claim expenses
Current year	32,182	1,758	30,424	46,602	2,419	44,183
Prior years	701,647	130,017	571,630	608,902	338,461	270,441
Total paid claims and claim expenses	733,829	131,775	602,054	655,504	340,880	314,624
Foreign exchange (1)	45,365	3,596	41,769	(3,188)	(996)	(2,192)
Reserve for claims and claim expenses, end of period	$9,365,469	$2,774,358	$6,591,111	$8,484,848	$2,865,150	$5,619,698

	Six months ended June 30, 2020			Six months ended June 30, 2019
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$9,384,349	$2,791,297	$6,593,052	$6,076,271	$2,372,221	$3,704,050
Incurred claims and claim expenses
Current year	1,440,910	358,178	1,082,732	826,399	141,918	684,481
Prior years	(45,969)	(44,463)	(1,506)	263,776	267,849	(4,073)
Total incurred claims and claim expenses	1,394,941	313,715	1,081,226	1,090,175	409,767	680,408
Paid claims and claim expenses
Current year	66,492	4,867	61,625	55,941	3,609	52,332
Prior years	1,337,025	329,109	1,007,916	1,012,242	441,681	570,561
Total paid claims and claim expenses	1,403,517	333,976	1,069,541	1,068,183	445,290	622,893
Foreign exchange (1)	(10,304)	3,322	(13,626)	(1,625)	(983)	(642)
Amounts acquired (2)	—	—	—	2,388,210	529,435	1,858,775
Reserve for claims and claim expenses, end of period	$9,365,469	$2,774,358	$6,591,111	$8,484,848	$2,865,150	$5,619,698
(1) Reflects the impact of the foreign exchange revaluation of net reserves denominated in non-U.S. dollars as at the balance sheet date.
(2) Represents the fair value of TMR's reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

10

Managed Joint Ventures and Fee Income
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. ("Vermeer") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. ("Medici"). Structured reinsurance products and other include certain other vehicles and reinsurance contracts which transfer risk to capital.

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Management fee income
Joint ventures	$12,190	$11,781	$11,858	$11,434	$9,519	$23,971	$19,254
Structured reinsurance products and other	8,739	6,418	3,814	4,558	9,976	17,336	18,221
Managed funds	6,508	8,597	8,252	8,765	6,467	12,926	10,264
Total management fee income	27,437	26,796	23,924	24,757	25,962	54,233	47,739

Performance fee income (loss)
Joint ventures	6,165	7,828	(3,374)	5,278	5,218	13,993	7,756
Structured reinsurance products and other	7,994	8,375	(5,314)	275	8,541	16,369	12,732
Managed funds	3,914	2,363	(2,036)	1,688	470	6,277	768
Total performance fee income (loss) (1)	18,073	18,566	(10,724)	7,241	14,229	36,639	21,256

Total fee income	$45,510	$45,362	$13,200	$31,998	$40,191	$90,872	$68,995
(1)  Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

11

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici and Vermeer (collectively, the "Consolidated Managed Joint Ventures"), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company's consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company's consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company's consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company's consolidated statements of operations is set forth below:

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Redeemable noncontrolling interest - DaVinciRe	$(88,374)	$(84,906)	$25,862	$(30,558)	$(59,855)	$(173,280)	$(122,388)
Redeemable noncontrolling interest - Medici	(13,151)	4,678	(6,363)	(15,211)	(1,704)	(8,473)	(4,185)
Redeemable noncontrolling interest - Vermeer	(17,203)	(17,863)	(16,877)	(16,288)	(10,253)	(35,066)	(15,461)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(118,728)	$(98,091)	$2,622	$(62,057)	$(71,812)	$(216,819)	$(142,034)
(1) A negative number in the table above represents the allocation of net income earned by the Consolidated Managed Joint Ventures to third-party investors, with a corresponding decrease (increase) to the Company's net income (loss) attributable to RenaissanceRe. Conversely, a positive number in the table above represents the allocation of net losses incurred by the Consolidated Managed Joint Ventures to third-party investors, with a corresponding increase (decrease) to the Company's net (loss) income attributable to RenaissanceRe.
A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Redeemable noncontrolling interest - DaVinciRe	$1,621,300	$1,533,085	$1,435,581	$1,462,677	$1,431,101
Redeemable noncontrolling interest - Medici	682,118	677,283	632,112	534,618	515,915
Redeemable noncontrolling interest - Vermeer	1,083,681	1,021,478	1,003,615	781,738	765,450
Redeemable noncontrolling interests	$3,387,099	$3,231,846	$3,071,308	$2,779,033	$2,712,466

A summary of the redeemable noncontrolling economic ownership of third parties in the Consolidated Managed Joint Ventures is set forth below:

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
DaVinciRe	78.6%	78.6%	78.1%	78.1%	78.1%
Medici	88.6%	88.8%	87.9%	86.3%	86.1%
Vermeer	100.0%	100.0%	100.0%	100.0%	100.0%

12

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Revenues
Gross premiums written	$222,306	$255,640	$15,566	$32,986	$206,052	$477,946	$392,166
Net premiums written	$177,116	$241,641	$15,210	$30,605	$165,394	$418,757	$333,313
(Increase) decrease in unearned premiums	(58,172)	(135,933)	90,674	63,671	(78,769)	(194,105)	(168,363)
Net premiums earned	118,944	105,708	105,884	94,276	86,625	224,652	164,950
Net investment income	11,557	15,087	13,506	13,813	13,597	26,644	26,420
Net foreign exchange gains (losses)	8	(1,180)	(399)	(174)	(936)	(1,172)	(1,192)
Other income	—	—	—	—	139	—	344
Net realized and unrealized gains (losses) on investments	34,674	18,529	(1,307)	6,493	20,914	53,203	43,349
Total revenues	165,183	138,144	117,684	114,408	120,339	303,327	233,871
Expenses
Net claims and claim expenses incurred	9,829	(13,726)	135,397	45,325	10,986	(3,897)	14,649
Acquisition expenses	29,208	30,112	1,313	15,762	21,211	59,320	38,177
Operational and corporate expenses	11,862	11,889	12,238	12,139	9,777	23,751	20,427
Interest expense	1,859	1,858	1,859	1,859	1,858	3,717	3,716
Total expenses	52,758	30,133	150,807	75,085	43,832	82,891	76,969
Income (loss) before taxes	112,425	108,011	(33,123)	39,323	76,507	220,436	156,902
Income tax (expense) benefit	(2)	2	(6)	(177)	243	—	101
Net income (loss) available (attributable) to DaVinciRe common shareholders	$112,423	$108,013	$(33,129)	$39,146	$76,750	$220,436	$157,003

Net claims and claim expenses incurred - current accident year	$14,728	$4,967	$113,743	$80,022	$5,623	$19,695	$15,923
Net claims and claim expenses incurred - prior accident years	(4,899)	(18,693)	21,654	(34,697)	5,363	(23,592)	(1,274)
Net claims and claim expenses incurred - total	$9,829	$(13,726)	$135,397	$45,325	$10,986	$(3,897)	$14,649

Net claims and claim expense ratio - current accident year	12.4%	4.7%	107.4%	84.9%	6.5%	8.8%	9.7%
Net claims and claim expense ratio - prior accident years	(4.1)%	(17.7)%	20.5%	(36.8)%	6.2%	(10.5)%	(0.8)%
Net claims and claim expense ratio - calendar year	8.3%	(13.0)%	127.9%	48.1%	12.7%	(1.7)%	8.9%
Underwriting expense ratio	34.5%	39.7%	12.8%	29.6%	35.8%	36.9%	35.5%
Combined ratio	42.8%	26.7%	140.7%	77.7%	48.5%	35.2%	44.4%

13

Investments
Total Investment Result

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Fixed maturity investments trading	$69,943	$73,338	$85,937	$82,977	$88,106	$143,281	$149,589
Short term investments	6,049	12,092	11,552	15,061	17,807	18,141	29,651
Equity investments trading	1,666	1,551	1,539	1,326	916	3,217	1,943
Other investments
Catastrophe bonds	13,519	14,139	12,870	12,812	11,781	27,658	20,472
Other	1,107	1,629	2,221	2,672	1,914	2,736	3,554
Cash and cash equivalents	837	1,504	1,875	1,978	2,306	2,341	3,823
	93,121	104,253	115,994	116,826	122,830	197,374	209,032
Investment expenses	(3,816)	(4,780)	(3,856)	(5,439)	(4,242)	(8,596)	(8,350)
Net investment income	89,305	99,473	112,138	111,387	118,588	188,778	200,682

Net realized and unrealized gains (losses) on:
Fixed maturity investments trading (1)	322,711	101,221	(48,146)	57,502	171,920	423,932	288,621
Equity investments trading (1)	113,506	(151,882)	66,043	(25,564)	22,083	(38,376)	76,027
Other investments
Catastrophe bonds	4,452	(14,352)	(4,522)	9,242	(11,902)	(9,900)	(14,112)
Other	7,721	(45,694)	5,079	(6,785)	9,146	(37,973)	10,724
Net realized and unrealized gains (losses) on investments	448,390	(110,707)	18,454	34,395	191,247	337,683	361,260
Total investment result	$537,695	$(11,234)	$130,592	$145,782	$309,835	$526,461	$561,942

Total investment return - annualized	11.8%	(0.1)%	3.1%	3.6%	8.0%	5.8%	7.3%
(1) Net realized and unrealized gains (losses) on fixed maturity investments trading includes the impacts of interest rate futures, interest rate swaps, credit default swaps and total return swaps. Net realized gains (losses) on equity investments trading includes the impact of equity futures.

14

Investments
Investment Portfolio - Composition

Type of Investment	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
U.S. treasuries	$4,258,675	21.6%	$3,915,130	22.0%	$4,467,345	25.7%	$4,314,006	25.4%	$3,961,306	24.2%
Agencies	505,038	2.6%	537,490	3.1%	343,031	1.9%	507,903	3.0%	334,923	2.0%
Municipal	—	—%	—	—%	—	—%	1,629	—%	2,859	—%
Non-U.S. government	584,206	3.0%	635,282	3.6%	497,392	2.9%	379,154	2.2%	370,505	2.3%
Non-U.S. government-backed corporate	314,833	1.6%	283,577	1.6%	321,356	1.9%	263,170	1.6%	207,668	1.3%
Corporate	4,428,553	22.5%	3,259,780	18.3%	3,075,660	17.7%	3,453,222	20.4%	3,268,511	19.9%
Agency mortgage-backed	985,851	5.0%	1,056,272	5.9%	1,148,499	6.6%	1,248,722	7.4%	1,167,735	7.1%
Non-agency mortgage-backed	276,300	1.4%	275,026	1.6%	294,604	1.7%	261,850	1.5%	266,963	1.6%
Commercial mortgage-backed	591,238	3.0%	540,502	3.0%	468,698	2.7%	406,268	2.4%	374,584	2.3%
Asset-backed	550,441	2.8%	542,742	3.1%	555,070	3.2%	550,304	3.3%	524,612	3.2%
Total fixed maturity investments, at fair value	12,495,135	63.5%	11,045,801	62.2%	11,171,655	64.3%	11,386,228	67.2%	10,479,666	63.9%
Short term investments, at fair value	5,570,804	28.2%	5,263,242	29.4%	4,566,277	26.3%	4,116,156	24.3%	4,579,171	28.0%
Total consolidated fixed maturity and short term investments, at fair value	18,065,939	91.7%	16,309,043	91.6%	15,737,932	90.6%	15,502,384	91.5%	15,058,837	91.9%
Equity investments trading, at fair value	470,087	2.4%	360,444	2.0%	436,931	2.5%	379,422	2.2%	273,646	1.7%
Other investments, at fair value	1,093,338	5.5%	1,058,714	5.9%	1,087,377	6.3%	962,109	5.7%	955,437	5.8%
Total managed investment portfolio	19,629,364	99.6%	17,728,201	99.5%	17,262,240	99.4%	16,843,915	99.4%	16,287,920	99.4%
Investments in other ventures, under equity method	94,285	0.4%	90,396	0.5%	106,549	0.6%	103,978	0.6%	100,396	0.6%
Total investments	$19,723,649	100.0%	$17,818,597	100.0%	$17,368,789	100.0%	$16,947,893	100.0%	$16,388,316	100.0%

15

Investments
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
AAA	$1,392,417	11.1%	$1,590,824	14.4%	$1,338,265	12.0%	$1,215,518	10.7%	$1,121,450	10.7%
AA	6,670,927	53.4%	6,212,689	56.3%	6,677,219	59.8%	6,699,860	58.8%	6,073,777	58.0%
A	1,864,066	14.9%	1,491,504	13.5%	1,453,212	13.0%	1,671,934	14.7%	1,548,705	14.8%
BBB	1,433,297	11.5%	915,375	8.3%	874,730	7.8%	967,928	8.5%	898,740	8.6%
Non-investment grade and not rated	1,134,428	9.1%	835,409	7.5%	828,229	7.4%	830,988	7.3%	836,994	7.9%
Total fixed maturity investments, at fair value	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$638,686	5.1%	$723,397	6.5%	$544,636	4.9%	$603,806	5.3%	$616,578	5.9%
Due after one through five years	5,513,103	44.1%	5,039,456	45.7%	5,522,769	49.4%	5,893,946	51.8%	5,176,183	49.4%
Due after five through ten years	3,312,749	26.6%	2,612,031	23.7%	2,420,602	21.7%	2,232,264	19.6%	1,896,176	18.1%
Due after ten years	626,768	5.0%	256,375	2.3%	216,777	1.9%	189,068	1.7%	456,835	4.3%
Mortgage-backed securities	1,853,388	14.8%	1,871,800	16.9%	1,911,801	17.1%	1,916,840	16.8%	1,809,282	17.3%
Asset-backed securities	550,441	4.4%	542,742	4.9%	555,070	5.0%	550,304	4.8%	524,612	5.0%
Total fixed maturity investments, at fair value	$12,495,135	100.0%	$11,045,801	100.0%	$11,171,655	100.0%	$11,386,228	100.0%	$10,479,666	100.0%

16

Investments
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating

				Credit Rating (1)
June 30, 2020	Amortized Cost	Fair Value	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$5,570,804	$5,570,804	0.2%	$5,334,436	$209,481	$16,320	$4,667	$4,316	$1,584
		100.0%		95.7%	3.8%	0.3%	0.1%	0.1%	—%
Fixed maturity investments
U.S. treasuries	4,110,762	4,258,675	0.3%	—	4,258,675	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	273,868	275,704	0.4%	—	275,704	—	—	—	—
Other agencies	222,277	229,334	1.1%	—	229,334	—	—	—	—
Total agencies	496,145	505,038	0.7%	—	505,038	—	—	—	—
Non-U.S. government	567,678	584,206	0.7%	249,086	293,392	31,627	8,717	1,384	—
Non-U.S. government-backed corporate	308,472	314,833	0.8%	143,123	144,003	19,703	8,004	—	—
Corporate	4,325,187	4,428,553	2.7%	60,638	278,095	1,801,423	1,355,738	909,359	23,300
Mortgage-backed
Residential mortgage-backed
Agency securities	966,047	985,851	1.0%	—	985,851	—	—	—	—
Non-agency securities - Alt A	224,314	220,643	3.7%	42,415	5,793	653	7,493	132,065	32,224
Non-agency securities - Prime	56,033	55,657	3.1%	20,237	2,689	1,452	1,252	17,445	12,582
Total residential mortgage-backed	1,246,394	1,262,151	1.6%	62,652	994,333	2,105	8,745	149,510	44,806
Commercial mortgage-backed	573,690	591,238	2.0%	464,238	101,389	5,508	16,706	1,397	2,000
Total mortgage-backed	1,820,084	1,853,389	1.7%	526,890	1,095,722	7,613	25,451	150,907	46,806
Asset-backed
Collateralized loan obligations	520,935	510,408	2.6%	378,492	93,497	1,367	34,380	2,672	—
Other	39,244	40,033	1.4%	34,188	2,505	2,333	1,007	—	—
Total asset-backed	560,179	550,441	2.5%	412,680	96,002	3,700	35,387	2,672	—
Total securitized assets	2,380,263	2,403,830	1.9%	939,570	1,191,724	11,313	60,838	153,579	46,806
Total fixed maturity investments	12,188,507	12,495,135	1.5%	1,392,417	6,670,927	1,864,066	1,433,297	1,064,322	70,106
		100.0%		11.1%	53.4%	14.9%	11.5%	8.5%	0.6%
Total consolidated fixed maturity and short term investments, at fair value	$17,759,311	$18,065,939	1.1%	$6,726,853	$6,880,408	$1,880,386	$1,437,964	$1,068,638	$71,690
		100.0%		37.2%	38.1%	10.4%	8.0%	5.9%	0.4%
(1)  The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

17

Investments
Retained Investment Information
“Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures.

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Total investment result
Net investment income	$89,305	$99,473	$112,138	$111,387	$118,588	$188,778	$200,682
Net realized and unrealized (losses) gains on investments	448,390	(110,707)	18,454	34,395	191,247	337,683	361,260
Total investment result	$537,695	$(11,234)	$130,592	$145,782	$309,835	$526,461	$561,942

Retained total investment result (1)
Retained net investment income	$67,189	$72,603	$87,739	$86,408	$95,400	$139,792	$156,842
Retained net realized and unrealized (losses) gains on investments	418,046	(113,261)	21,751	21,764	183,357	304,785	337,685
Retained total investment result	$485,235	$(40,658)	$109,490	$108,172	$278,757	$444,577	$494,527
(1) Includes total investment return, less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.
“Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures.

	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$18,065,939	$16,309,043	$15,737,932	$15,502,384	$15,058,837
Weighted average yield to maturity of fixed maturity and short term investments	1.1%	1.5%	2.1%	2.2%	2.4%
Average duration of fixed maturities and short term investments, in years	2.9	2.8	2.9	2.8	2.7
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$12,703,423	$11,124,214	$11,154,174	$11,075,699	$10,787,618
Weighted average yield to maturity of retained fixed maturity and short term investments	1.4%	1.9%	2.2%	2.3%	2.5%
Average duration of retained fixed maturities and short term investments, in years	3.7	3.5	3.6	3.5	3.1
(1) Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.
(2) Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See "Comments on Regulation G" for a reconciliation of non-GAAP financial measures.

18

Other Items
Earnings per Share

	Three months ended
(common shares in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$575,845	$(81,974)	$33,773	$36,698	$367,854
Amount allocated to participating common shareholders (1)	(7,593)	(146)	(409)	(446)	(4,393)
	$568,252	$(82,120)	$33,364	$36,252	$363,461
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	44,939	43,441	43,467	43,462	43,483
Per common share equivalents of employee stock options and non-vested shares	64	—	85	75	38
Denominator for diluted (loss) income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	45,003	43,441	43,552	43,537	43,521
Basic income (loss) per RenaissanceRe common share	$12.64	$(1.89)	$0.77	$0.83	$8.36
Diluted income (loss) per RenaissanceRe common share	$12.63	$(1.89)	$0.77	$0.83	$8.35

	Six months ended
(common shares in thousands)	June 30, 2020	June 30, 2019
Numerator:
Net income available to RenaissanceRe common shareholders	$493,871	$641,571
Amount allocated to participating common shareholders (1)	(6,153)	(7,483)
	$487,718	$634,088
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	44,190	42,774
Per common share equivalents of employee stock options and non-vested shares	63	32
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	44,253	42,806
Basic income per RenaissanceRe common share	$11.04	$14.82
Diluted income per RenaissanceRe common share	$11.02	$14.81
(1) Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company's stock compensation plans.

19

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
Operating Income Available to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, net foreign exchange gains and losses, transaction and integration expenses associated with the acquisition of TMR, the income tax expense or benefit associated with these adjustments and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests." The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the fair value of the Company's fixed maturity investment portfolio, equity investments trading, other investments (excluding catastrophe bonds) and investments-related derivatives; fluctuations in foreign exchange rates; certain transaction and integration expenses associated with the acquisition of TMR; the associated income tax expense or benefit of these adjustments; and the portion of these adjustments attributable to the Company's redeemable noncontrolling interests. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to "operating income available to RenaissanceRe common shareholders"; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to "operating income available to RenaissanceRe common shareholders per common share - diluted"; and (3) return on average common equity - annualized to "operating return on average common equity - annualized". Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

20

Comments on Regulation G

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$575,845	$(81,974)	$33,773	$36,698	$367,854	$493,871	$641,571
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(443,938)	96,355	(22,976)	(25,153)	(203,149)	(347,583)	(375,372)
Adjustment for net foreign exchange losses (gains)	7,195	5,728	1,126	8,275	(9,309)	12,923	(6,463)
Adjustment for transaction and integration expenses associated with the acquisition of TMR	2,279	4,423	5,700	4,022	14,483	6,702	40,003
Adjustment for income tax (benefit) expense (1)	21,223	(4,141)	(3,707)	5,298	10,442	17,082	18,776
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	27,472	13,019	(1,293)	3,541	18,518	40,491	33,932
Operating income available to RenaissanceRe common shareholders	$190,076	$33,410	$12,623	$32,681	$198,839	$223,486	$352,447

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$12.63	$(1.89)	$0.77	$0.83	$8.35	$11.02	$14.81
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(9.86)	2.22	(0.53)	(0.58)	(4.67)	(7.85)	(8.77)
Adjustment for net foreign exchange losses (gains)	0.16	0.13	0.03	0.19	(0.21)	0.29	(0.15)
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.05	0.10	0.13	0.09	0.33	0.15	0.93
Adjustment for income tax (benefit) expense (1)	0.47	(0.10)	(0.09)	0.12	0.24	0.39	0.44
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	0.61	0.30	(0.03)	0.08	0.43	0.91	0.79
Operating income available to RenaissanceRe common shareholders per common share - diluted	$4.06	$0.76	$0.28	$0.73	$4.47	$4.91	$8.05

Return on average common equity - annualized	38.5%	(6.3)%	2.5%	2.8%	28.9%	17.1%	26.4%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(29.7)%	7.5%	(1.7)%	(1.9)%	(16.0)%	(11.9)%	(15.5)%
Adjustment for net foreign exchange losses (gains)	0.5%	0.4%	0.1%	0.6%	(0.7)%	0.4%	(0.3)%
Adjustment for transaction and integration expenses associated with the acquisition of TMR	0.2%	0.3%	0.4%	0.3%	1.1%	0.2%	1.6%
Adjustment for income tax (benefit) expense (1)	1.4%	(0.3)%	(0.3)%	0.4%	0.8%	0.6%	0.8%
Adjustment for net income (loss) attributable to redeemable noncontrolling interests (2)	1.8%	1.0%	(0.1)%	0.3%	1.5%	1.4%	1.4%
Operating return on average common equity - annualized	12.7%	2.6%	0.9%	2.5%	15.6%	7.8%	14.4%
(1) Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2) Represents the portion of these adjustments that are attributable to the Company's redeemable noncontrolling interests, including the income tax impact of those adjustments.

21

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to "tangible book value per common share'" and "tangible book value per common share plus accumulated dividends."

	At
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Book value per common share	$134.27	$117.15	$120.53	$120.07	$119.17
Adjustment for goodwill and other intangibles (1)	(5.56)	(6.46)	(6.50)	(6.55)	(6.60)
Tangible book value per common share	128.71	110.69	114.03	113.52	112.57
Adjustment for accumulated dividends	21.38	21.03	20.68	20.34	20.00
Tangible book value per common share plus accumulated dividends	$150.09	$131.72	$134.71	$133.86	$132.57

Quarterly change in book value per common share	14.6%	(2.8)%	0.4%	0.8%	7.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	16.6%	(2.6)%	0.7%	1.1%	8.2%
Year to date change in book value per common share	11.4%	(2.8)%	15.7%	15.3%	14.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	13.5%	(2.6)%	17.9%	17.1%	15.7%
(1)  At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, goodwill and other intangibles included $23.5 million, $24.2 million, $24.9 million, $25.6 million, and $26.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as consolidated total investment result less the portion attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures. The Company's management believes “retained total investment result” is useful to investors and other interested parties because it provides a measure of the portion of the Company's investment result, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended					Six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
Net investment income	$89,305	$99,473	112,138	$111,387	$118,588	$188,778	$200,682
Adjustment for net investment income attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(22,116)	(26,870)	$(24,399)	(24,979)	(23,188)	(48,986)	(43,840)
Retained net investment income	67,189	72,603	87,739	86,408	95,400	139,792	156,842

Net realized and unrealized gains (losses) on investments	448,390	(110,707)	18,454	34,395	191,247	337,683	361,260
Adjustment for net realized and unrealized losses (gains) on investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(30,344)	(2,554)	3,297	(12,631)	(7,890)	(32,898)	(23,575)
Retained net realized and unrealized gains (losses) on investments	418,046	(113,261)	21,751	21,764	183,357	304,785	337,685

Total investment result	537,695	(11,234)	130,592	145,782	309,835	526,461	561,942
Adjustment for investment result attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(52,460)	(29,424)	(21,102)	(37,610)	(31,078)	(81,884)	(67,415)
Retained total investment result	$485,235	$(40,658)	$109,490	$108,172	$278,757	$444,577	$494,527

23

Comments on Regulation G
Retained Fixed Maturity and Short Term Investments, at Fair Value
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value.”

	At
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Fixed maturity investments, at fair value	$12,495,135	$11,045,801	$11,171,655	$11,386,228	$10,479,666
Short term investments, at fair value	5,570,804	5,263,242	4,566,277	4,116,156	4,579,171
Total consolidated fixed maturity and short term investments, at fair value	$18,065,939	$16,309,043	$15,737,932	$15,502,384	$15,058,837
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third-party vehicles and joint ventures	(5,362,516)	(5,184,829)	(4,583,758)	(4,426,685)	(4,271,219)
Retained fixed maturity and short term investments, at fair value	$12,703,423	$11,124,214	$11,154,174	$11,075,699	$10,787,618

24